Old Mutual Funds II
Supplement Dated March 12, 2010

This Supplement updates certain information contained in the currently effective Class A and Class C Shares Prospectus of Old Mutual Funds II dated July 29, 2009, as supplemented (the “Prospectus”).  You should retain your Prospectus and any supplements for future reference. You may obtain an additional copy of the Prospectus free of charge by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

Approval of New Sub-Advisory Agreement with Dwight Asset Management Company LLC

At a meeting of shareholders of the Old Mutual Cash Reserves Fund (the “Fund”) held on March 11, 2010, shareholders approved a new investment sub-advisory agreement with Dwight Asset Management Company LLC (“Dwight”).  Dwight will commence portfolio management duties on behalf of the Fund on or around the close of business March 12, 2010 (the “Effective Date”).  As of the Effective Date, all references to Wellington Management Company, LLP (“Wellington”) are deleted from the Prospectus and the following revisions to the Prospectus are effective:

The following replaces in its entirety the paragraph under the section of the Prospectus entitled “Fund Summaries – Old Mutual Cash Reserves Fund – Main Investment Risks – Non-Diversified Fund Risk” on page 50:

Industry and Sector Risk.  Because the Fund normally focuses its investments more in the financial services industries than other industries, factors influencing the stability of those industries could have a significant negative effect on the Fund’s performance.  These factors may include economic trends, government action, changes in interest rates, as well as the availability and cost of capital funds.

The following replaces in its entirety the “Fees and Expenses Table” under the “Fund Summaries – Old Mutual Cash Reserves Fund” section of the Prospectus on page 52:

Fees and Expenses Table
CLASS A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	None
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and deducted directly from your investment)	Not Applicable
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(1)	0.18%
Distribution (12b-1) Fees	None
Other Expenses
Service Fees	0.25%
Other Operating Expenses	3.58%
Total Other Expenses	3.83%
Total Annual Operating Expenses	4.01%
Expense (Reduction)/Recoupment	(3.46)%
Net Annual Operating Expenses(2)	0.55%

(1)	The “Management Fees” information in the table includes fees for advisory and administrative services.

(2)
These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2011 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, litigation, indemnification, and extraordinary expenses) do not exceed 0.55% for Class A shares.  In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses:  fund level expenses (e.g., management fees, custody fees, trustee fees) and class level expenses (e.g., distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs).  Fund level expenses are limited to 0.20% and class level expenses are limited to 0.35% for the Fund’s Class A shares.  Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit.  Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed through December 31, 2008, in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the applicable expense limits, and the reimbursement is made within three years after the fees were waived or expenses absorbed.  Thereafter, Old Mutual Capital may seek reimbursement of fees waived or expenses absorbed within three years after the fees were waived or expenses absorbed, if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees or expenses are being reimbursed.

Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00% for Class A shares, effective January 1, 2012 through December 31, 2020.  Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

Old Mutual Capital voluntarily agreed to reimburse expenses to the extent necessary to assist the Fund in maintaining a minimum yield of 0.0% for the Fund’s Class A shares.  There is no guarantee that the Fund will maintain this yield.  The agreement to reimburse expenses is voluntary and may be modified or discontinued by Old Mutual Capital at any time.

The following replaces in its entirety the “Your Cost” table under the “Fund Summaries – Old Mutual Cash Reserves Fund” section of the Prospectus on page 53:

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$56	$695	$1,360	$3,143

The following replaces in their entirety the “Performance Example” tables under the “Fund Summaries – Old Mutual Cash Reserves Fund” section of the Prospectus on page 54:

Class A Shares
	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expense & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	0.55%	4.45%	$10,445	$56
2	10.25%	3.00%	6.54%	$10,654	$316
3	15.76%	3.00%	8.67%	$10,867	$323
4	21.55%	3.00%	10.84%	$11,084	$329
5	27.63%	3.00%	13.06%	$11,306	$336
6	34.01%	3.00%	15.32%	$11,532	$343
7	40.71%	3.00%	17.63%	$11,763	$349
8	47.75%	3.00%	19.98%	$11,998	$356
9	55.13%	3.00%	22.38%	$12,238	$364
10	62.89%	3.00%	24.83%	$12,483	$371

Total Gain After Fees & Expenses				$2,483
Total Annual Fees & Expenses					$3,143

The following is added following the section of the Prospectus entitled “More About the Funds – Investment Strategies and Risks – Dwight’s Investment Strategies –Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight Short Term Fixed Income Fund” on page 66:

Dwight’s Investment Strategies – Old Mutual Cash Reserves Fund

Dwight monitors a wide range of economic and financial factors to evaluate the creditworthiness, liquidity and relative value of money market securities. Dwight’s disciplined investment process, which emphasizes proprietary fundamental research and risk management, is designed to seek money market securities that will provide a high degree of liquidity and attractive current income without jeopardizing the stability of the Fund’s share price.

The following sentence replaces in its entirety the first sentence of the description of Dwight contained in “The Investment Adviser & Sub-Advisers – The Sub-Advisers – Dwight” section of the Prospectus on page 70:

Dwight, a Delaware limited liability company located at 100 Bank Street, Burlington, Vermont 05401, is the Sub-Adviser to the Old Mutual Cash Reserves Fund, Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight Short Term Fixed Income Fund.

The following replaces in its entirety the third sentence of the first paragraph under the section of the Prospectus entitled “About Your Investment – Your Share Price” on page 75:

For all Funds other than the Old Mutual Cash Reserves Fund, NAV is normally determined at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) each day the NYSE is open.  The NAV for the Old Mutual Cash Reserves Fund is normally determined at 5:00 p.m. Eastern time each day the NYSE is open.

The following replaces in their entirety the second and third sentences of the second paragraph under the section of the Prospectus entitled “About Your Investment – Your Share Price” on page 75:

For all Funds other than the Old Mutual Cash Reserves Fund, shares begin to earn dividends on the first business day following the day of purchase, and earn dividends until the day of redemption.  For the Old Mutual Cash Reserves Fund, shares begin to earn dividends on the day of purchase, and earn dividends until the business day before the day of redemption.

Prior to the close of business on March 12, 2010, shares of the Old Mutual Cash Reserves Fund earned dividends on the first business day following the day of purchase, and continued to earn dividends until the day of redemption.  Following the close of business on March 12, 2010, shares of the Old Mutual Cash Reserves Fund began to earn dividends on the day of purchase, and continue to earn dividends until the business day before the day of redemption.  A one-time double dividend was paid to all shareholders of the Old Mutual Cash Reserves Fund as of the close of business on March 12, 2010 in connection with transferring existing shareholders to the new dividend payment schedule.

The following is added after the last paragraph of the section of the Prospectus entitled “Investing in the Funds – Policy Regarding Excessive or Short-Term Trading” on page 76:

The policies regarding excessive or short-term trading are generally not applicable to the Old Mutual Cash Reserves Fund.  It is expected that the Old Mutual Cash Reserves Fund may be utilized by shareholders for short-term investing or as a cash sweep vehicle.  Notwithstanding the foregoing, the Old Mutual Cash Reserves Fund reserves the right to reject any purchase or exchange order; change, suspend, or revoke the exchange privilege; or suspend the telephone order privilege if it believes that frequent purchases, exchanges, or redemptions interfere with the management, costs, or performance of the Old Mutual Cash Reserves Fund.

The following replaces in its entirety the paragraph under the section of the Prospectus entitled “Investing in the Funds – Buying Shares” on page 81:

You may purchase shares through select broker-dealers or other financial institutions that are authorized to sell you shares of the Funds.  Such financial institutions may charge you a fee for this service in addition to each Fund’s public offering price.  You may purchase shares any day the NYSE is open.  For all Funds other than the Old Mutual Cash Reserves Fund, your order must be received in good order before 4:00 p.m. Eastern time by the Funds’ transfer agent for your purchase order to be effective on the day you place your order.  If you purchase your shares through a financial institution, the financial intermediary must receive your order in good order by 4:00 p.m. Eastern time and promptly transmit the order to the transfer agent for your purchase order to be effective on the day you place your order.  With respect to the Old Mutual Cash Reserves Fund, your order must be received in good order before 5:00 p.m. Eastern time by the Funds’ transfer agent for your purchase order to be effective on the day you place your order.  If you purchase your Old Mutual Cash Reserves Fund shares through a financial institution, the financial intermediary must receive your order in good order by 5:00 p.m. Eastern time and promptly transmit the order to the transfer agent for your purchase order to be effective on the day you place your order.  On any day that the NYSE, bond market, or Federal Reserve Wire System close early, the Old Mutual Cash Reserves Fund may also close early, and purchase orders received after the closing time will be processed the next day the NYSE is open.  “Good order” means that you have provided sufficient information to process your request as set-forth in this Prospectus.

The following replaces in its entirety the paragraph under the section of the Prospectus entitled “Investing in the Funds – Selling Shares” on page 81:

You may sell your shares by contacting your broker-dealer or other financial institution at which you maintain an account.  The broker-dealer or financial institution may charge you a fee for this service.  You may sell your shares any day the NYSE is open.  For all Funds other than the Old Mutual Cash Reserves Fund, sale orders received by the transfer agent or your financial institution by 4:00 p.m. Eastern time will be priced at the respective Fund’s next calculated NAV.  The redemption price will be reduced by any applicable CDSC and redemption/exchange fee.  For the Old Mutual Cash Reserves Fund, sale orders received by the transfer agent or your financial institution by 5:00 p.m. Eastern time will be priced at the next calculated NAV.

For all Funds other than the Old Mutual Cash Reserves Fund, proceeds from the shares you sell are generally sent the business day after your sell order is executed.  Proceeds from the sale of Old Mutual Cash Reserves Fund shares are generally sent the same day your sell order is executed, but under certain circumstances may not be made until the next business day and may be delayed upon the early closure of the Federal Reserve Wire System.  Under unusual circumstances, the Funds may suspend redemptions or postpone payment for up to 7 days as permitted by Section 22(e) under the 1940 Act or as otherwise permitted by the SEC.  Generally, under Section 22(e), redemption requests may be postponed or suspended, and the payment of redemption proceeds may be postponed for more than seven days, if the NYSE is closed, or if trading is restricted or an emergency exists that makes the disposal of securities or the valuation of securities not reasonably practicable, as determined by the SEC. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

Effective May 28, 2010, the Old Mutual Cash Reserves Fund may invest up to 5% of its net assets in securities that are illiquid.

The following is added after the section of the Prospectus entitled “Investing in the Funds – Revenue Sharing – Payments by Old Mutual Funds II” on page 86:

Other Payments by Old Mutual Funds

OMUSH receives an offset of certain recordkeeping fees from the plan sponsors of OMUSH’s participant directed 401K, profit sharing and/or voluntary deferral plans (collectively, the “Deferred Plans”).  The amount of the fee offset is based in part on service and/or sub-transfer agency fees received by the plan sponsors from the Old Mutual Funds’ Class Z shares within the Deferred Plans.  During the 12-month period ended December 31, 2009, the amount received by OMUSH for recordkeeping fee offsets attributable to investments by the Deferred Plans in the Old Mutual Funds was approximately $31,700.

_______________________________________________________________
Distributed by Old Mutual Investment Partners
R-10-009  03/2010

Old Mutual Funds II
Supplement Dated March 12, 2010

This Supplement updates certain information contained in the currently effective Class Z and Institutional Class Shares Prospectus of Old Mutual Funds II dated July 29, 2009, as supplemented (the “Prospectus”).  You should retain your Prospectus and any supplements for future reference. You may obtain an additional copy of the Prospectus free of charge by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

Approval of New Sub-Advisory Agreement with Dwight Asset Management Company LLC

At a meeting of shareholders of the Old Mutual Cash Reserves Fund (the “Fund”) held on March 11, 2010, shareholders approved a new investment sub-advisory agreement with Dwight Asset Management Company LLC (“Dwight”).  Dwight will commence portfolio management duties on behalf of the Fund on or around the close of business March 12, 2010 (the “Effective Date”).  As of the Effective Date, all references to Wellington Management Company, LLP (“Wellington”) are deleted from the Prospectus and the following revisions to the Prospectus are effective:

The following replaces in its entirety the paragraph under the section of the Prospectus entitled “Fund Summaries – Old Mutual Cash Reserves Fund – Main Investment Risks – Non-Diversified Fund Risk” on page 62:

Industry and Sector Risk.  Because the Fund normally focuses its investments more in the financial services industries than other industries, factors influencing the stability of those industries could have a significant negative effect on the Fund’s performance.  These factors may include economic trends, government action, changes in interest rates, as well as the availability and cost of capital funds.

The following replaces in its entirety the “Fees and Expenses Table” under the “Fund Summaries – Old Mutual Cash Reserves Fund” section of the Prospectus on page 64:

Fees and Expenses Table

	Class Z	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and deducted directly from your investment)	Not Applicable	Not Applicable
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(1)	0.18%	0.18%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.70%	6,149.45%
Total Annual Operating Expenses	0.88%	6,149.63%
Expense (Reduction)/Recoupment	(0.58)%	(6,149.43)%
Net Annual Operating Expenses(2)	0.30%	0.20%

(1)           The “Management Fees” information in the table includes fees for advisory and administrative services.

(2)           These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual commitment to waive through December 31, 2011 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund’s expenses do not exceed certain limits.  Specifically, Old Mutual Capital has contractually agreed to limit total annual operating expenses (excluding brokerage costs, interest, taxes, litigation, indemnification, and extraordinary expenses) to 0.30% and 0.20% for the Fund’s Class Z and Institutional Class shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses:  fund level expenses (e.g., management fees, custody fees, trustee fees) and class level expenses (e.g., transfer agency fees, state registration costs, printing and distribution costs).  Fund level expenses are limited to 0.20% and class level expenses are limited to 0.10% and 0.0% for Class Z and Institutional Class shares, respectively.  Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit.  Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed through December 31, 2008, in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the applicable expense limits, and the reimbursement is made within three years after the fees were waived or expenses absorbed.  Thereafter, Old Mutual Capital may seek reimbursement of fees waived or expenses absorbed within three years after the fees were waived or expenses absorbed, if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees or expenses are being reimbursed.

Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.75% for Class Z and Institutional Class shares effective January 1, 2012 through December 31, 2020.  Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

Old Mutual Capital voluntarily agreed to reimburse expenses to the extent necessary to assist the Fund in maintaining a minimum yield of 0.0% for each of the Fund’s Class Z and Institutional Class shares.  There is no guarantee that the Fund will maintain this yield.  The agreement to reimburse expenses is voluntary and may be modified or discontinued by Old Mutual Capital at any time.

The following replaces in its entirety the “Your Cost” table under the “Fund Summaries – Old Mutual Cash Reserves Fund” section of the Prospectus on page 65:

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class Z	$31	$223	$431	$1,032
Institutional Class	$20	$609	$1,226	$2,893

The following replaces in their entirety the “Performance Example” tables under the “Fund Summaries – Old Mutual Cash Reserves Fund” section of the Prospectus on page 66:

Class Z Shares
	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expense & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	0.30%	4.70%	$10,470	$31
2	10.25%	0.88%	9.01%	$10,901	$94
3	15.76%	0.88%	13.51%	$11,351	$98
4	21.55%	0.88%	18.18%	$11,818	$102
5	27.63%	0.88%	23.05%	$12,305	$106
6	34.01%	0.88%	28.12%	$12,812	$111
7	40.71%	0.88%	33.40%	$13,340	$115
8	47.75%	0.88%	38.89%	$13,889	$120
9	55.13%	0.88%	44.62%	$14,462	$125
10	62.89%	0.88%	50.58%	$15,058	$130

Total Gain After Fees & Expenses				$5,058
Total Annual Fees & Expenses					$1,032

Institutional Class Shares
	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expense & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	0.20%	4.80%	$10,480	$20
2	10.25%	2.75%	7.16%	$10,716	$291
3	15.76%	2.75%	9.57%	$10,957	$298
4	21.55%	2.75%	12.03%	$11,203	$305
5	27.63%	2.75%	14.56%	$11,456	$312
6	34.01%	2.75%	17.13%	$11,713	$319
7	40.71%	2.75%	19.77%	$11,977	$326
8	47.75%	2.75%	22.46%	$12,246	$333
9	55.13%	2.75%	25.22%	$12,522	$341
10	62.89%	2.75%	28.04%	$12,804	$348

Total Gain After Fees & Expenses				$2,804
Total Annual Fees & Expenses					$2,893

The following is added following the section of the Prospectus entitled “More About the Funds – Investment Strategies and Risks – Dwight’s Investment Strategies – Old Mutual Dwight High Yield Fund, Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight Short Term Fixed Income Fund” on page 83:

Dwight’s Investment Strategies – Old Mutual Cash Reserves Fund

Dwight monitors a wide range of economic and financial factors to evaluate the creditworthiness, liquidity and relative value of money market securities. Dwight’s disciplined investment process, which emphasizes proprietary fundamental research and risk management, is designed to seek money market securities that will provide a high degree of liquidity and attractive current income without jeopardizing the stability of the Fund’s share price.

The following sentence replaces in its entirety the first sentence under the section of the Prospectus entitled “The Investment Adviser & Sub-Advisers – The Sub-Advisers – Dwight” on page 87:

Dwight, a Delaware limited liability company located at 100 Bank Street, Burlington, Vermont 05401, is the Sub-Adviser to the Old Mutual Cash Reserves Fund, Old Mutual Dwight High Yield Fund, Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight Short Term Fixed Income Fund.

The following replaces in its entirety the third sentence of the first paragraph under the section of the Prospectus entitled “About Your Investment – Your Share Price” on page 93:

For all Funds other than the Old Mutual Cash Reserves Fund, NAV is normally determined at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) each day the NYSE is open.  The NAV for the Old Mutual Cash Reserves Fund is normally determined at 5:00 p.m. Eastern time each day the NYSE is open.

The following replaces in their entirety the second and third sentences of the second paragraph under the section of the Prospectus entitled “About Your Investment – Your Share Price” on page 93:

For all Funds other than the Old Mutual Cash Reserves Fund, shares begin to earn dividends on the first business day following the day of purchase, and earn dividends until the day of redemption.  For the Old Mutual Cash Reserves Fund, shares begin to earn dividends on the day of purchase, and earn dividends until the business day before the day of redemption.

Prior to the close of business on March 12, 2010, shares of the Old Mutual Cash Reserves Fund earned dividends on the first business day following the day of purchase, and continued to earn dividends until the day of redemption.  Following the close of business on March 12, 2010, shares of the Old Mutual Cash Reserves Fund began to earn dividends on the day of purchase, and continue to earn dividends until the business day before the day of redemption.  A one-time double dividend was paid to all shareholders of the Old Mutual Cash Reserves Fund as of the close of business on March 12, 2010 in connection with transferring existing shareholders to the new dividend payment schedule.

The following is added after the last paragraph of the section of the Prospectus entitled “Investing in the Funds – Policy Regarding Excessive or Short-Term Trading” on page 94:

The policies regarding excessive or short-term trading are generally not applicable to the Old Mutual Cash Reserves Fund.  It is expected that the Old Mutual Cash Reserves Fund may be utilized by shareholders for short-term investing or as a cash sweep vehicle.  Notwithstanding the foregoing, the Old Mutual Cash Reserves Fund reserves the right to reject any purchase or exchange order; change, suspend, or revoke the exchange privilege; or suspend the telephone order privilege if it believes that frequent purchases, exchanges, or redemptions interfere with the management, costs, or performance of the Old Mutual Cash Reserves Fund.

The following replaces the second paragraph under the section of the Prospectus entitled “Investing in the Funds – Buying Shares” on page 95:

You may purchase shares any day the NYSE is open.  For all Funds other than the Old Mutual Cash Reserves Fund, your order must be received in good order before 4:00 p.m. Eastern time by the Funds’ transfer agent for your purchase order to be effective on the day you place your order.  If you purchase your shares through a financial service firm, the financial intermediary must receive your order in good order by 4:00 p.m. Eastern time and promptly transmit the order to the transfer agent for your purchase order to be effective on the day you place your order.  With respect to the Old Mutual Cash Reserves Fund, your order must be received in good order before 5:00 p.m. Eastern time by the Funds’ transfer agent for your purchase order to be effective on the day you place your order.  If you purchase your Old Mutual Cash Reserves Fund shares through a financial service firm, the financial intermediary must receive your order in good order by 5:00 p.m. Eastern time and promptly transmit the order to the transfer agent for your purchase order to be effective on the day you place your order.  On any day that the NYSE, bond market, or Federal Reserve Wire System close early, the Old Mutual Cash Reserves Fund may also close early, and purchase orders received after the closing time will be processed the next day the NYSE is open.  “Good order” means that you have provided sufficient information to process your request as set-forth in this Prospectus.

Orders for Institutional Class shares of the Old Mutual Cash Reserves Fund received in good order by 5:00 p.m. Eastern time may not be processed unless payment is received by 5:30 p.m. Eastern time on the same day such order is placed.  Best efforts will be made to process an order for which payment is received between 5:30 p.m. and 6:00 p.m. Eastern time on the same day such order is placed, but no assurances can be given that such order will be successfully processed.  If payment is not received by 5:30 p.m. Eastern time, your order may be canceled and you may be liable for any resulting losses or fees incurred by the Old Mutual Cash Reserves Fund, Old Mutual Capital, the transfer agent, or the custodian.

The following replaces in their entirety the first four sentences of the first paragraph under the section of the Prospectus entitled “Investing in the Funds – Selling Shares” on page 97:

You may sell your shares any day the NYSE is open.  For all Funds other than the Old Mutual Cash Reserves Fund, sale orders received by the transfer agent or your financial intermediary by 4:00 p.m. Eastern time will be priced at the respective Fund’s next calculated NAV. The redemption price will be reduced by any applicable redemption/exchange fee.  For the Old Mutual Cash Reserves Fund, sale orders received by the transfer agent or your financial intermediary by 5:00 p.m. Eastern time will be priced at the next calculated NAV.

For all Funds other than the Old Mutual Cash Reserves Fund, proceeds from the shares you sell are generally sent the business day after your sell order is executed.  Proceeds from the sale of Old Mutual Cash Reserves Fund shares are generally sent the same day your sell order is executed, but under certain circumstances may not be made until the next business day and may be delayed upon the early closure of the Federal Reserve Wire System.  Under unusual circumstances, the Funds may suspend redemptions or postpone payment for up to 7 days as permitted by Section 22(e) under the 1940 Act or as otherwise permitted by the SEC.  Generally, under Section 22(e), redemption requests may be postponed or suspended, and the payment of redemption proceeds may be postponed for more than seven days, if the NYSE is closed, or if trading is restricted or an emergency exists that makes the disposal of securities or the valuation of securities not reasonably practicable, as determined by the SEC.

The following replaces in its entirety the first bullet point under the section of the Prospectus entitled “Investing in the Funds – Selling Shares – Written Redemption Orders” on page 97:

Other than redemptions of Institutional Class shares of the Old Mutual Cash Reserves Fund, redemptions by check, wire, or ACH in excess of $50,000;

The following is added after the section of the Prospectus entitled “Investing in the Funds – To Open an Account” on page 98:

To Open an Account – Old Mutual Cash Reserves Fund Institutional Class Shares

You may open an account by calling 800-347-9256.

The following is added after the section of the Prospectus entitled “To Make Additional Investments to an Existing Account” on page 98:

To Make Additional Investments – Old Mutual Cash Reserves Fund Institutional Class Shares

By Telephone:

You may purchase Institutional Class shares of the Old Mutual Cash Reserves Fund by calling the transfer agent at 800-347-9256 to place your trade and wiring Federal Funds to the Old Mutual Cash Reserves Fund immediately thereafter.  Investors must call the transfer agent before effecting any purchase.

Federal Funds should be wired to:

The Bank of New York Mellon
ABA#:  021000018
For further credit to a/c #8901008265, Old Mutual Capital

Via the Internet:

Once you have opened an account, you may place a purchase order for additional shares online. You will need to submit online authorization documents prior to purchasing shares online. Additionally, you are responsible for transmitting payments for shares purchased online in a timely fashion as set forth in this Prospectus.  This option is not currently available, but may be available in the future.  For more information regarding the option to purchase shares online, please call 800-347-9256.

The following replaces in its entirety the last sentence of the section of the Prospectus entitled “Investing in the Funds – To Sell Shares – By Wire” on page 99:

There is a $10 charge for each wire sent by a Fund other than Institutional Class shares of the Old Mutual Cash Reserves Fund.

The following is added after the section of the Prospectus entitled “Investing in the Funds – To Sell Shares” on page 99:

To Sell Shares – Old Mutual Cash Reserves Fund Institutional Class Shares

By Telephone:

You may sell shares by calling the transfer agent at 800-347-9256 to place your trade.  Please provide your name, account number, dollar amount or number of shares you wish to sell, and any other relevant instruction.  This option is not available if you declined the option to sell shares by telephone.

Via the Internet:

You may place a redemption order online. You will need to submit online authorization documents prior to redeeming shares online. This option is not currently available, but may be available in the future.  For more information regarding the option to sell shares online, please call 800-347-9256.

Effective May 28, 2010, the Old Mutual Cash Reserves Fund may invest up to 5% of its net assets in securities that are illiquid.

The following is added after the section of the Prospectus entitled “Investing in the Funds – Revenue Sharing – Payments by Old Mutual Funds II” on page 101:

Other Payments by Old Mutual Funds

OMUSH receives an offset of certain recordkeeping fees from the plan sponsors of OMUSH’s participant directed 401K, profit sharing and/or voluntary deferral plans (collectively, the “Deferred Plans”).  The amount of the fee offset is based in part on service and/or sub-transfer agency fees received by the plan sponsors from the Old Mutual Funds’ Class Z shares within the Deferred Plans.  During the 12-month period ended December 31, 2009, the amount received by OMUSH for recordkeeping fee offsets attributable to investments by the Deferred Plans in the Old Mutual Funds was approximately $31,700.

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Distributed by Old Mutual Investment Partners
R-10-010  03/2010

Old Mutual Funds II

Supplement Dated March 12, 2010

This Supplement updates certain information contained in the currently effective Class A, Class C, Class Z and Institutional Class Shares Statement of Additional Information of Old Mutual Funds II dated July 29, 2009, as supplemented (the “SAI”).  You should retain your SAI and current supplements for future reference.  You may obtain an additional copy of the SAI and all current supplements, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

At a meeting of shareholders of the Old Mutual Cash Reserves Fund (the “Fund”) held on March 11, 2010, shareholders approved a new investment sub-advisory agreement with Dwight Asset Management Company LLC (“Dwight”).  Dwight will commence portfolio management duties on behalf of the Fund on or around the close of business March 12, 2010 (the “Effective Date”).  As of the Effective Date, all references to Wellington Management Company, LLP (“Wellington”) are deleted from the SAI and the following revisions to the SAI are effective:

The following replaces in its entirety the first sentence of the first bullet point under the section of the SAI entitled “Fundamental Investment Restrictions” on page 2:

Each Fund, other than the Old Mutual Barrow Hanley Value Fund, Old Mutual Focused Fund, and Old Mutual Large Cap Growth Fund is a “diversified company” as defined in the 1940 Act.

The following replaces in its entirety the fourth bullet point under the section of the SAI entitled “Fundamental Investment Restrictions” on page 3:

A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations, and does not limit Cash Reserves Fund’s investment in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks. In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

The following is added following the second paragraph under the section of the SAI entitled “Description of Permitted Investments – Debt Securities – Repurchase Agreements” on page 9:

Repurchase agreements entered into by the Old Mutual Cash Reserves Fund may be collateralized using non-traditional collateral (such as corporate bonds, foreign sovereign debt, privately issued mortgage-backed and other asset-backed securities, equity securities, and whole-loan mortgages) to the extent permitted by Rule 2a-7.

The last sentence is deleted from the paragraph under the section of the SAI entitled “Description of Permitted Investments – Debt Securities – Variable and Floating Rate Instruments” on page 15.

The following replaces in its entirety the first sentence of the first paragraph under the section of the SAI entitled “Purchase and Redemptions of Shares – Class A and Class C Share Purchases – General Information Regarding Class A and Class C Share Purchases” on page 87:

For all Funds other than the Old Mutual Cash Reserves Fund, a purchase order will be effective as of the day received from your broker, dealer or financial adviser by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order before 4:00 p.m. Eastern time.  For the Old Mutual Cash Reserves Fund, a purchase order will be effective as of the day received from your broker, dealer or financial adviser by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order before 5:00 p.m. Eastern time

The following replaces in its entirety the Old Mutual Cash Reserves Fund management fee and breakpoint data, as presented in the Management Fee Breakpoint Asset Thresholds table under the section of the SAI entitled “The Investment Adviser, Sub-Advisers and Other Service Providers – The Adviser” on page 45:

Fund	Management Fee (no breakpoints)
Old Mutual Cash Reserves Fund	0.18%

The following replaces in its entirety the Old Mutual Cash Reserves Fund expense limitation data, as presented in the expense limitation table under the section of the SAI entitled “The Investment Adviser, Sub-Advisers and Other Service Providers – The Adviser” on page 47:

Fund	Class A Expense Limitation	Class C Expense Limitation	Class Z Expense Limitation	Institutional Class Expense Limitation
Old Mutual Cash Reserves Fund	0.55%	N/A	0.30%	0.20%

The following replaces in its entirety the Old Mutual Cash Reserves Fund sub-advisory fee data, as presented in the third Sub-Advisory Fee table under the section of the SAI entitled “The Investment Adviser, Sub-Advisers and Other Service Providers – The Sub-Advisers” on page 51:

Fund	Sub-Advisory Fee (no breakpoints)
Old Mutual Cash Reserves Fund	0.09%

The following replaces in its entirety the paragraph following the third sub-advisory fee table under the section of the SAI entitled “The Investment Adviser, Sub-Advisers and Other Service Providers – The Sub-Advisers” on page 51:

For each Fund, except the Old Mutual Dwight Intermediate Fixed Income Fund, the actual fees paid to a Sub-Adviser by the Adviser will be reduced by 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of each Fund.  The Adviser is responsible for 100% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid for the Old Mutual Dwight Intermediate Fixed Income Fund.

The following replaces in its entirety the first sentence of the second paragraph under the section of the SAI entitled “Purchase and Redemptions of Shares – Class A and Class C Share Purchases – General Information Regarding Class A and Class C Share Purchases” on page 87:

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order for shares of a Fund other than the Old Mutual Cash Reserves Fund before 4:00 p.m. Eastern time or receive your order for the shares of the Old Mutual Cash Reserves Fund before 5:00 p.m. Eastern time and (ii) promptly transmit the order to the Transfer Agent.

The following replaces in its entirety the sixth sentence of the first paragraph under the section of the SAI entitled “Purchase and Redemptions of Shares – Class A and Class C Share Redemptions” on page 88:

Redemption orders for Funds other than the Old Mutual Cash Reserves Fund received by the Transfer Agent prior to 4:00 p.m. Eastern time on any Business Day will be effective that day.  Redemption orders for the Old Mutual Cash Reserves Fund received by the Transfer Agent prior to 5:00 p.m. Eastern time on any Business Day will be effective that day.

The following replaces in its entirety the first sentence of the second paragraph under the section of the SAI entitled “Purchase and Redemptions of Shares – Class A and Class C Share Redemptions” on page 89:

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order to sell shares of a Fund other than the Old Mutual Cash Reserves Fund before 4:00 p.m. Eastern time or receive your order to sell shares of the Old Mutual Cash Reserves Fund before 5:00 p.m. Eastern time and (ii) promptly transmit the order to the Transfer Agent.

The following replaces in its entirety the fifth sentence of the paragraph under the section of the SAI entitled “Purchase and Redemptions of Shares – Minimum Investments – Initial Purchase by Wire” on page 93:

Wires to purchase shares of Funds other than the Old Mutual Cash Reserves Fund must be received by 4:00 p.m. Eastern time to be effective on that day.  Wires to purchase Class A or Class Z shares of the Old Mutual Cash Reserves Fund must be received by 5:00 p.m. Eastern time to be effective on that day.  Wires to purchase Institutional Class shares of the Old Mutual Cash Reserves Fund must be received by 5:30 p.m. Eastern time to be effective on that day.

The following replaces in its entirety the second sentence of the first paragraph under the section of the SAI entitled “Purchase and Redemptions of Shares – Minimum Investments – General Information Regarding Purchases” on page 94:

A purchase order for a Fund other than the Old Mutual Cash Reserves Fund received by the Transfer Agent will be effective as of the day it is received if the Transfer Agent receives sufficient information to execute the order before 4:00 p.m. Eastern time.  A purchase order for the Old Mutual Cash Reserves Fund received by the Transfer Agent will be effective as of the day it is received if the Transfer Agent receives sufficient information to execute the order before 5:00 p.m. Eastern time.

The following replaces in its entirety the first sentence of the second paragraph under the section of the SAI entitled “Purchase and Redemptions of Shares – Minimum Investments – General Information Regarding Purchases” on page 94:

If you place your order through a broker-dealer or other financial institution, in order for your purchase order to be effective on the day you place your order, such broker-dealer or financial institution must (i) receive your order for shares of a Fund other than the Old Mutual Cash Reserves Fund before 4:00 p.m. Eastern time or receive your order for the shares of the Old Mutual Cash Reserves Fund before 5:00 p.m. Eastern time and (ii) promptly transmit the order to the Transfer Agent.

The following replaces in its entirety the first sentence of the first paragraph under the section of the SAI entitled “Purchase and Redemptions of Shares – Redemptions” on page 95:

Redemption orders for Funds other than the Old Mutual Cash Reserves Fund received by the Transfer Agent prior to 4:00 p.m. Eastern time on any Business Day will be effective that day.  Redemption orders for the Old Mutual Cash Reserves Fund received by the Transfer Agent prior to 5:00 p.m. Eastern time on any Business Day will be effective that day.

The following replaces in its entirety the first sentence of the third paragraph under the section of the SAI entitled “Purchase and Redemptions of Shares – Redemptions” on page 95:

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order to sell shares of a Fund other than the Old Mutual Cash Reserves Fund before 4:00 p.m. Eastern time or receive your order to sell shares of the Old Mutual Cash Reserves Fund before 5:00 p.m. Eastern time and (ii) promptly transmit the order to the Transfer Agent.

The following replaces in its entirety the second sentence of the paragraph under the section of the SAI entitled “Purchase and Redemptions of Shares – Signature Guarantees” on page 96:

The Trust requires signature guarantees to be provided in the following circumstances: (1) other than redemptions of Institutional Class shares of the Old Mutual Cash Reserves Fund, redemptions in excess of $50,000; (2) requests to wire proceeds to a different bank account; (3) requests to send proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) requests to send proceeds to an address that has been changed within the past 30 days.

The following replaces in its entirety the third sentence of the first paragraph under the section of the SAI entitled “Determination of Net Asset Value” on page 100:

For all Funds other than the Old Mutual Cash Reserves Fund, NAV is normally determined at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.  The NAV for the Old Mutual Cash Reserves Fund is normally determined at 5:00 p.m. Eastern time each day the NYSE is open.

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Distributed by Old Mutual Investment Partners
R-10-011  03/2010